EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is entered into this 24th day of March, 2004, by and among FEQ GAS, LLC, a Delaware Limited Liability Company ("FEQ"), TOUCHSTONE RESOURCES USA, INC., a Delaware Corporation ("Touchstone"), KNOX GAS, LLC, a Delaware Limited Liability Company ("Knox Gas"), and KNOX MISS, LLC, a Delaware Limited Liability Company ("Knox Miss").

      WHEREAS, FEQ is a member of Knox Gas and holds 94 of the Membership Interests of Knox Gas;

      WHERAS, Knox Gas owns a 1% interest (the "Interest") in Knox Miss, the general partner of Knox Miss Partners, L.P., a Delaware limited partnership;

      WHEREAS, Touchstone desires to purchase from FEQ, and FEQ desires to sell to Touchstone, 75 Membership Interests in Knox Gas (the "Membership Interests") and Touchstone desires to purchase from Knox Gas and Knox Gas desires to sell to Touchstone, the Interest in consideration for which Touchstone shall assume FEQ's obligation to make $5,000,000 in capital contributions to Knox Gas.

      NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto do hereby acknowledge, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. Sale and Purchase of Interest and Membership Interests. Subject to the terms and conditions hereof, FEQ hereby sells to Touchstone and Touchstone hereby purchases the Membership Interests, and Knox Gas hereby sells to Touchstone and Touchstone hereby purchases the Interest, in consideration for which Touchstone shall assume FEQ's obligation to make $5,000,000 in capital contributions to Knox Gas (the "Purchase Price"). Payment of the Purchase Price shall be made as follows:

            a.    $500,000 upon execution of this Agreement;
            b.    $500,000 on March 27, 2004;
            c.    $1,000,000 on or before April 27, 2004;
            d.    $1,000,000 on or before June 27, 2004
            e.    $2,000,000 on or before August 27, 2004.

      2. Closing.

      The purchase and sale of the Membership Interests (the "Closing") shall take place at the offices of the Company at 111 Presidential Drive, Bala Cynwyd, PA 19004, upon execution of this Agreement.

      At the Closing (i) Knox Gas shall deliver an amended Operating Agreement of Knox Gas to the Parties evidencing Touchstone's ownership of 75 Membership Interests of Knox Gas and (ii) Knox Miss shall deliver an amended Operating Agreement of Knox Miss to the Parties evidencing Touchstone's ownership of a 1% interest in Knox Miss.
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      3. Representations and Warranties of FEQ. FEQ represents and warrants to
Touchstone as follows:

            (a) Authority. FEQ is a limited liability company, validly existing and in good standing under the laws of the state of Delaware and has all requisite power and authority to carry on its business as now conducted and as currently proposed to be conducted by it and to enter into and perform this Agreement. All organizational action on the part of FEQ necessary for the authorization, execution, delivery and performance of all obligations of FEQ under the Agreement has been taken.

            (b) Binding Obligation. FEQ has the legal power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by and on behalf of FEQ and constitutes a valid and legally binding obligation of FEQ, enforceable against FEQ in accordance with its terms.

            (c) Title to the Membership Interests. FEQ is the sole record and beneficial owner of the Membership Interests, free and clear of all liens and encumbrances of any kind and nature, any preemptive rights, co sale rights, rights of first refusal or any other rights of any kind or nature which limit, condition, or restrict in any way FEQ's right to transfer and sell the Membership Interests. FEQ has the sole power and authority to transfer the Membership Interests.

            (d) Absence of Litigation. There is no litigation or proceeding pending or, to the best knowledge of FEQ, threatened, against FEQ, which would have an effect on the validity or performance of this Agreement.

            (e) No Brokers Fees. No person has or will receive from FEQ, or to FEQ's knowledge, from FEQ or any other person, any compensation as a broker, finder, adviser or in any other capacity in connection with the purchase and sale of the Membership Interests.

      4. Representations and Warranties of Touchstone. Touchstone hereby represents and warrants to FEQ as follows:

            (a) Authority. Touchstone is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted by it and to enter into and perform this Agreement. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of all obligations of the Company under the Agreement has been taken.

            (b) Binding Obligation. Touchstone has the legal power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by and on behalf of Touchstone and constitutes a valid and legally binding obligation of Touchstone, enforceable against the Touchstone in accordance with its terms.

            (c) Absence of Litigation. There is no litigation or proceeding pending or, to the best knowledge of the Company, threatened, against Touchstone which would have an effect on the validity or performance of this Agreement.

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            (d) Investment Intent. Touchstone understands, acknowledges and represents that:

                  (i) The Membership Interests have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities or blue sky laws and the transfer of the Membership Interests is intended to be exempt from registration under the Securities Act based, in part, upon the representations, warranties and covenants of FEQ contained herein;

                  (ii) Neither the United States Securities and Exchange Commission nor any state securities commission has approved the transfer of the Membership Interests.

                  (iii) Touchstone has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, so that it is capable of evaluating the merits and risks of an investment in the Membership Interests. Touchstone has made such investigations in connection herewith as it has deemed necessary or desirable so as to make an informed investment decision without relying on FEQ for legal or tax advice related to this investment and has had the opportunity to obtain additional information as desired in order to evaluate the merits of and the risks inherent in an investment in the Membership Interests and has received all such information requested and has had all such questions answered to its satisfaction;

                  (iv) Touchstone is an "Accredited Investor" as that term is defined in the Securities Act and the rules and regulations promulgated thereunder; and

                  (v) Touchstone is purchasing the Membership Interests in a private transaction separately negotiated with FEQ, for its own account, for investment purposes and not with a view to distribution and in electing to make such a purchase was unaware of, and did not rely on, and did not become aware of the offering of the Membership Interests through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, in connection with the offer and sale of the Membership Interests.

      5. Representations and Warranties of Knox Gas. Knox Gas represents and warrants to Touchstone as follows:

            (a) Authority. Knox Gas is a limited liability company, validly existing and in good standing under the laws of the state of Delaware and has all requisite power and authority to carry on its business as now conducted and as currently proposed to be conducted by it and to enter into and perform this Agreement. All organizational action on the part of Knox Gas necessary for the authorization, execution, delivery and performance of all obligations of Knox Gas under the Agreement has been taken.

            (b) Binding Obligation. Knox Gas has the legal power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by and on behalf of Knox Gas and constitutes a valid and legally binding obligation of Knox Gas, enforceable against Knox Gas in accordance with its terms.

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            (c) Title to the Membership Interests. Knox Gas is the sole record and beneficial owner of the Interest, free and clear of all liens and encumbrances of any kind and nature, any preemptive rights, co sale rights, rights of first refusal or any other rights of any kind or nature which limit, condition, or restrict in any way Knox Gas' right to transfer and sell the Interest. Knox Gas has the sole power and authority to transfer the Interest.

            (d) Absence of Litigation. There is no litigation or proceeding pending or, to the best knowledge of Knox Gas, threatened, against Knox Gas, which would have an effect on the validity or performance of this Agreement.

      6. Consents.

            (a) By executing below Knox Gas hereby consents to the assignment of the Membership Interests by FEQ to Touchstone and to the admission of Touchstone as a member of Knox Gas.

            (b) By executing below Knox Miss hereby consents to the assignment of the Interest by Knox Gas to Touchstone and to the admission of Touchstone as a member of Knox Miss.

      7. Confidentiality. The existence and contents of this Agreement and the transactions contemplated hereby are confidential and shall not be disclosed to any person for any reason.

      8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to conflict of laws principles.

      9. Sections and Other Headings. The section and other headings contained in this Agreement are for the convenience of reference only, do not constitute part of this Agreement or otherwise affect any of the provisions hereof.

      10. Entire Agreement. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior and contemporaneously made written or oral agreements between the parties relating to the subject matter hereof.

      11. Counterpart Signatures. This Agreement may be delivered via facsimile and executed in counterpart both of which shall be deemed to be an original and to be one and the same instrument.

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      IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have executed this Agreement as of the date first above written.

                                       FEQ GAS, LLC.

                                       By: FEQ Investments, Inc., Manager


                                       By:  /s/  Ernest A. Barlett
                                            ------------------------------------
                                            Ernest A. Bartlett, President

                                       TOUCHSTONE RESOURCES USA, INC.



                                       By:  /s/ Stephen P. Harrington
                                            ------------------------------------
                                            Stephen P. Harrington, President

                                       KNOX GAS, LLC

                                       By: PHT Gas, LLC, Manager


                                       By:  /s/  Mark A. Bush
                                            ------------------------------------

                                       KNOX MISS, LLC

                                       By:  /s/  Mark A. Bush
                                            ------------------------------------
                                       Mark A. Bush, Manager